2019 ANNUAL SHAREHOLDERS' MEETING

MAY 17, 2019

ELBA, ALABAMA

The National Security Group

Insuring your world.

Information About Forward-Looking Statements

Any statement contained in this report which is not a historical fact, or which might otherwise be considered an opinion or projection concerning the Company or its business, whether expressed or implied, is meant as and should be considered a forward-looking statement as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on assumptions and opinions concerning a variety of known and unknown risks, including but not limited to changes in market conditions, natural disasters and other catastrophic events, increased competition, changes in availability and cost of reinsurance, changes in governmental regulations, technological changes, political and legal contingencies and general economic conditions, as well as other risks and uncertainties more completely described in the Company's filings with the Securities and Exchange Commission. If any of these assumptions or opinions proves incorrect, any forward-looking statements made on the basis of such assumptions or opinions may also prove materially incorrect in one or more respects and may cause future results to differ materially from those contemplated, projected, estimated or budgeted in such forward-looking statements.

The National Security Group

Insuring your world.

P&C Segment

National Security Fire & Casualty Company

Omega One Insurance Company

12/31/2018 Statutory Assets: $77,736,000

12/31/2018 Statutory Capital: $38,148,000

2018 Net Premium Revenue: $54,837,000

Life Segment

National Security Insurance Company

12/31/2018 Statutory Assets: $56,997,000

12/31/2018 Statutory Capital: $15,277,000

2018 Net Premium Revenue: $6,019,000

NSG Consolidated – Two Year Financial Snapshot

	2018	2017
Gross Premiums Written	$ 67,174,000	$ 67,737,000
Ceded Premiums	$ (6,457,000)	$ (6,349,000)
Net Premiums Written	$ 60,717,000	$ 61,388,000
Net Premiums Earned	$ 60,856,000	$ 61,163,000
Policyholder Benefits and Settlement Expenses	$ 40,409,000	$ 42,869,000
Net Income (Loss)	$ 779,000	$ (1,203,000)
Earnings (Loss) Per Share	$ 0.31	$ (0.48)
Return on Equity	1.67%	(2.51)%
Invested Assets	$ 112,690,000	$ 114,731,000
Total Assets	$ 144,231,000	$ 146,438,000
Total Equity	$ 45,866,000	$ 47,625,000
Book Value Per Share	$ 18.15	$ 18.88
Year End Closing Market Price	$ 13.01	$ 16.35

P & C Segment Combined Ratio Analysis

Five Year Combined Ratio History					
	2018	2017	2016	2015	2014
Combined Ratio	102.4%	102.3%	94.6%	91.0%	87.4%
Cat Loss Impact on Combined Ratio	16.67%	25.67%	17.47%	10.11%	5.23%
Non-Cat Combined Ratio	85.73%	76.63%	77.13%	80.89%	82.17%

Elevated fire losses and frequency of non-cat weather losses elevated our non-cat component of the combined ratio

NSG Pre-Tax Income from Operations (AMOUNTS IN THOUSANDS)

YEAR ENDED DECEMBER 31,	2018	2017	2016	2015	2014
Net Income (Loss)	$ 779	$ (1,203)	$ 3,063	$ 4,697	$ 7,616
Plus: Federal Income Tax Expense	286	89	1,031	1,650	1,759
Plus: Non-Insurance Litigation Expense	-	-	-	-	-
Less: Net Investment (Gains) Losses	178	(234)	(998)	(503)	(100)
Less: Gain on COLI	-	-	-	-	(3,256)
Pre-Tax Income (Loss) from Operations	**$ 1,243**	**$ (1,348)**	**$ 3,096**	**$ 5,844**	**$ 6,019**
P&C Primary Loss Type Summary (Net):					
Hurricane Catastrophe Losses	$ 5,292	$ 4,223	$ 4,000	$ -	$ -
Non-Hurricane Catastrophe Losses	3,846	10,057	5,742	5,373	2,628
Non-Catastrophe Weather Losses	6,792	5,649	5,575	5,615	5,902
Total Weather Related Losses	**$ 15,930**	**$ 19,929**	**$ 15,317**	**$ 10,988**	**$ 8,530**
Fire Losses	14,968	13,975	15,313	14,472	13,299

Select Five and Ten Year Comparisons

As of 12/31/2018	Five Year	Ten Year
Asset compound annual growth (CAGR)	1.48%	1.45%
Shareholders equity CAGR	6.50%	2.85%
Equity growth + Dividends IRR	7.63%	4.91%
Net debt	($8,183,000)	$2,200,000
Cumulative Net Income	$14,952,000	$16,472,000
Shareholder Dividends	$2,163,000	$7,530,000

Notes:

- Asset growth has been slow due to focus on debt retirement since 2012
  - $12 million in total debt retired since 2012 (last six years)
- Shareholders equity
  - Ten year period includes 2011 tornado losses and litigation settlement/Hurricane Isaac in 2012
  - Five year period includes hurricanes Mathew (2016), Irma (2017) and Michael (2018)
- Net debt
  - Ten year includes $14,134,000 total borrowing associated with 2012 litigation

NSG comparisons to U.S. P&C Industry

NSG:P&C Industry - Combined Ratio

Source: SNL/S&P Global



140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
Industry
NSG
99.15%
102.43%
103.66%
102.25%
100.76%
94.59%
97.94%
89.95%
97.19%
87.39%
96.35%
93.43%
103.15%
103.00%
108.35%
117.00%
102.52%
96.00%
100.41%
95.00%
2018
2017
2016
2015
2014
2013
2012
2011
2010
2009

NSG:P&C Industry - Return on Equity

Source: SNL/S&P Global



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
-25.00%
8.00%
1.67%
4.89%
-2.51%
6.29%
6.36%
8.40%
10.64%
9.53%
20.09%
11.07%
18.29%
6.47%
-20.06%
3.46%
-12.21%
6.94%
7.50%
6.61%
11.22%
2018
2017
2016
2015
2014
2013
2012
2011
2010
2009
Hurricane Michael
Includes $803,000 charge from TCJA and Hurricane Irma
Company ROE exceeded P&C industry even with high levels of cat losses including Hurricane Matthew
Mobile Attic Litigation Settlement & Hurricane Isaac
April 2011 tornado outbreak
Hurricanes Gustav & Ike along with "Great Recession" impact on investments
Industry
NSG

Weather Event Analysis

Historical Timeline of Weather Events Exceeding $2 million



Historical Timeline of Weather Events Exceeding $2 million
Alicia
Andrew
Lili
Katrina & Rita
Cat 46 (SCS)
Cat 93 (SCS)
Cat 13 (SCS) & Irma
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
Elena
Opal
Ivan
Gustav & Ike
Isaac
Matthew
Michael

Weather events with inflation adjusted loss totals exceeding $2 million
SCS - Severe Convective Storm (Tornado, Hail, Wind)

Hurricane Catastrophe Loss History (AMOUNTS IN THOUSANDS)



$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Gross
Net
AAL
10 year average 2009-2018:
Gross hurricane average annual loss - $3,210
Modeled average annual loss - $4,070
$15,384
$5,324
$3,706
$4,414
$4,414
$3,803
$8,754
$4,000
$3,959
$- $-
$3,974
$- $-
$3,283
$- $-
$3,405
$3,552
$3,552
$3,631
$- $-
$4,221
$- $-
$5,141
$- $-
$5,581
2018
2017
2016
2015
2014
2013
2012
2011
2010
2009

AAL – modeled average annual loss; Gross and net amounts for each year above include development through 5/15/2019

Non-Hurricane Catastrophe Loss History (AMOUNTS IN THOUSANDS)


$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Gross
Net
AAL
10 Year average 2009 - 2018:
Gross SCS average annual loss - $5,379
Modeled average annual loss - $2,744
$4,014
$3,368
$10,228
$3,293
$5,908
$3,171
$5,755
$3,038
$2,701
$2,812
$4,434
$2,247
$921
$2,144
$15,133
$8,299
$2,623
$1,742
$2,367
$2,949
$2,373
2018
2017
2016
2015
2014
2013
2012
2011
2010
2009

AAL – modeled average annual loss; Gross and net amounts for each year above include development through 5/15/2019

Building Value

Balance Sheet Strength ($ AMOUNTS IN THOUSANDS)



$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
68.0%
45.8%
40.0%
35.6%
32.8%
31.3%
28.7%
$22,755
$19,572
$17,957
$17,126
$15,639
$14,352
$14,355

	2013	2014	2015	2016	2017	2018	2019-Q1
Debt	$22,755	$19,572	$17,957	$17,126	$15,639	$14,352	$14,355
Equity	$33,472	$42,757	$44,883	$48,052	$47,625	$45,866	$49,942
Dividends	$248	$300	$402	$452	$504	$505	$126
D/E	68.0%	45.8%	40.0%	35.6%	32.8%	31.3%	28.7%

- Debt reduced $8.4 Million since 12/31/2013
- 49.2% growth in Shareholders' Equity since 12/31/2013
- 6.50% compound growth rate in equity over last five years

Book Value/Market Price per share



$25
$20
$15
$10
$5
$0
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
74.1%
78.9%
85.3%
93.0%
86.6%
71.7%
61.3%
$0.10
$0.12
$0.16
$0.18
$0.20
$0.20
$0.05

	2013	2014	2015	2016	2017	2018	2019-Q1
Book Value	$13.42	$17.05	$17.87	$19.09	$18.88	$18.15	$19.76
Market Value	$9.95	$13.45	$15.25	$17.75	$16.35	$13.01	$12.12
P/B	74.1%	78.9%	85.3%	93.0%	86.6%	71.7%	61.3%
Dividends	$0.10	$0.12	$0.16	$0.18	$0.20	$0.20	$0.05

- 6.22% compound annual growth in book value over past five years
  - 7.63% total return (book value growth + shareholder dividends)

MARCH 31, 2019

FIRST QUARTER RESULTS

NSG - Financial Snapshot

	For the Three Months Ended March 31,	
	2019	2018
Net Premiums Written	$15,600,000	$15,780,000
Net Premiums Earned	$14,718,000	$15,059,000
Net Income	$2,443,000	$471,000
Earnings Per Share	$0.97	$0.19
	At March 31,2019	At March 31,2018
Invested Assets	$116,690,000	$114,318,000
Total Assets	$149,839,000	$146,074,000
Total Equity	$49,942,000	$46,726,000
Book Value Per Share	$19.76	$18.53
Closing Market Price	$12.12	$16.03

Pre-Tax Income (Loss) from Operations (AMOUNTS IN THOUSANDS)

QUARTER ENDED MARCH 31,	2019	2018	2017	2016	2015
Net Income (Loss)	$ 2,443	$ 471	$ (316)	$ 941	$ 1,308
Plus: Federal Income Tax Expense (Benefit)	153	161	(399)	360	478
Less: Net Investment (Gains) Losses	(2,120)	264	(160)	(7)	(142)
Pre-Tax Income (Loss) from Operations	**$ 476**	**$ 896**	**$ (875)**	**$ 1,294**	**$ 1,644**
Primary Loss Type Summary (Net):					
Hurricane Catastrophe Losses	$ -	$ -	$ -	$ -	$ -
Non-Hurricane Catastrophe Losses	955	758	3,521	1,447	217
Non-Catastrophe Weather Losses	2,081	1,159	1,153	1,435	810
Total Weather Related Losses	**$ 3,036**	**$ 1,917**	**$ 4,674**	**$ 2,882**	**$ 1,027**
Fire Losses	3,442	4,731	3,521	4,031	4,319

2019 Focus Areas

- Continue to improve P&C underwriting margins
  - Moderate margin compression in 2019 due to an increase in first layer cost of catastrophe reinsurance
  - Georgia and South Carolina worst performing states due to inadequate underwriting margins and recent high frequency of storm activity
- Invest in P&C product development to enhance product offerings within existing geographic footprint
  - Our niche market has been and will continue to be the lower valued and older home market
  - Our current dwelling fire and homeowners market share is less than 1.5% in most states in which we operate
  - Moderate increase in property coverage amounts to cover homes up to $150K in all states in short term
  - Expand homeowners product offerings beginning in 2020 in select states
    - Current HO-8 homeowners coverage form was primarily developed for older home market (generally homes 40+ years old)
    - Offering additional homeowners policy coverage forms would allow us to expand into market for newer homes
- Continue to work toward the goal of an upgrade in our P&C AM Best rating
  - NSIC upgraded to B++ in latest rating cycle completed in April 2019
- Continue to reduce debt with the goal of eliminating remaining $2.2 million of Mobile Attic litigation related debt by 2020
- Continue to navigate the impact of significant political and economic policy uncertainty
  - Interest rates and investments
  - General economy
- Remain nimble as industry evolves through changes driven by technology
- Continue to focus risk management initiatives that limit downside in challenging periods and build long term shareholder value

The National Security Group

Insuring your world.

Investor Website:

http://investors.nationalsecuritygroup.com/

Questions?